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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of  Report (Date of earliest event reported)   April 8, 1998



                        Commission File Number: 0-27234

                             PHOTON DYNAMICS, INC.
             (Exact name of registrant as specified in its charter)



        CALIFORNIA                                      94-3007502
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
    incorporation or organization)


6325 SAN IGNACIO, SAN JOSE, CA                             95119
(Address of principal executive offices)                 (Zip Code)


                                 (408) 226 9900
              (Registrant's telephone number, including area code)

                                      N/A
  (Former name, former address, and former fiscal year, if changed since last report.)



Indicate by check mark whether the registrant (1)has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. YES X NO
                                        ___   ___
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ITEM 5.            OTHER EVENTS

Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of FAS 128, "Earnings per Share", on the Annual Report on Form 10-KSB for the fiscal year ended September 30, 1997 (the 1997 Form 10-KSB) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-8 to be filed after this Form 8-K is filed. Restatement of selected financial data and related disclosures as prescribed by FAS 128 is for the three fiscal years ended September 30, 1997, September 30, 1996 and September 30, 1995.

Restatement of selected data as relates it to the adoption of FAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.


ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS

          (c) EXHIBITS

              99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".





                             SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PHOTON DYNAMICS, INC.
                                          (Registrant)



Date: April 8, 1998                       /s/ Vincent Sollitto
                                          __________________________________
                                          Vincent Sollitto
                                          Chief Executive Officer and Director
                                          (Principal Executive Officer)